UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2005

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 23, 2005, Entrust, Inc. (NASDAQ: ENTU) (“Entrust”) reaffirmed its guidance for its financial outlook for the first half of 2005, noting that linearity in the second quarter is consistent with historical periods.

As previously disclosed in its Current Report on Form 8-K, dated April 26, 2005, revenue guidance for the first half of 2005 continues to be within a range of $48.5 million to $50.5 million. For the first half of 2005, Entrust continues to target a pro forma (non-GAAP) net income per share in a range of $0.03 to $0.04. The non-GAAP earnings per share guidance excludes a total of approximately $390 thousand of purchased intangibles amortization in cost of goods sold and approximately $80 thousand of amortization of intangible assets in operating expenses. On a GAAP basis, Entrust’s earnings estimates continue to be in the range of $0.03 to $0.04 per share.

Use of Non-GAAP Financial Measures

Entrust is providing non-GAAP guidance for the first half of 2005 to supplement its guidance in accordance with GAAP. These non-GAAP results are provided to enhance the user’s overall understanding of Entrust’s financial performance by providing investors additional information about Entrust’s recurring operations. The non-GAAP results exclude: purchased intangibles amortization in cost of goods sold and amortization of intangible assets in operating expenses, stock option expense, and restructuring charges. The non-GAAP measures are included to provide investors and management with an alternative method for assessing Entrust’s operating results. The presentation of this additional information should not be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

Forward-Looking Statements

Entrust’s guidance for its financial outlook for the first half of 2005 contains forward-looking statements relating to Entrust’s projected revenues, GAAP net income and pro forma net income for the first half of 2005. Such guidance involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are unforeseen operating expenses, issues associated with revenue recognition, issues raised in connection with the review of quarterly financial results, and the risk factors detailed from time to time in Entrust’s periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation Entrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005. While Entrust may elect to update forward-looking statements in the future, Entrust specifically disclaims any obligation to do so, even if its estimates change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2005	ENTRUST, INC.

	By:	/s/ David J. Wagner
David J. Wagner
Senior Vice President, Finance and Chief Financial Officer